UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2019

EASTGROUP PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-07094	13-2711135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 W. Parkway Place, Suite 100, Ridgeland, MS 39157
(Address of Principal Executive Offices, including zip code)

(601) 354-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of EastGroup Properties, Inc. (the “Company”) held on May 23, 2019, the Company’s shareholders (i) elected each of D. Pike Aloian, H.C. Bailey, Jr., H. Eric Bolton, Jr., Donald F. Colleran, Hayden C. Eaves, III, David H. Hoster II, Marshall A. Loeb, Mary E. McCormick and Leland R. Speed to the Company’s Board of Directors, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and (iii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
The results of the voting for the nine director nominees were as follows:

Name	Affirmative	Negative	Abstentions	Broker Non-Votes
D. Pike Aloian	29,608,197	3,096,008	23,833	2,166,218
H.C. Bailey, Jr.	30,315,679	2,388,251	24,108	2,166,218
H. Eric Bolton, Jr.	32,617,467	86,713	23,858	2,166,218
Donald F. Colleran	30,894,913	1,809,348	23,777	2,166,218
Hayden C. Eaves, III	29,586,388	3,117,872	23,778	2,166,218
David H. Hoster II	30,406,648	2,297,038	24,352	2,166,218
Marshall A. Loeb	32,143,591	560,122	24,325	2,166,218
Mary E. McCormick	29,515,115	2,980,002	232,921	2,166,218
Leland R. Speed	30,427,123	2,276,507	24,408	2,166,218
The results of the voting for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 were as follows:

Affirmative	Negative	Abstentions
33,770,808	1,102,496	20,952
The results of non-binding advisory vote on the compensation of the Company’s named executive officers were as follows:

Affirmative	Negative	Abstentions	Broker Non-Votes
32,357,871	239,480	130,687	2,166,218

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 24, 2019

EASTGROUP PROPERTIES, INC.

By: /s/ BRENT W. WOOD
Brent W. Wood Executive Vice President, Chief Financial Officer and Treasurer